UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021 (November 1, 2021)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Ac

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As reported by Liberty Media Corporation (“Liberty Media”) in its Schedule 13D/A filed on November 3, 2021 (the “Liberty Media Schedule 13D/A”), on November 1, 2021, Liberty Media entered into an Exchange Agreement with counterparties to acquire an aggregate of 43,658,800 shares of our common stock in exchange (the “Exchange”) for the issuance by Liberty Media to such counterparties of an aggregate of 5,347,320 shares of Liberty Media’s Series A Liberty SiriusXM Common Stock, par value $0.01 per share, in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. As further reported in the Liberty Media Schedule 13D/A, the Exchange closed on November 3, 2021 and, as a result, we and Liberty Media became members of the same consolidated tax group.

As previously disclosed, on February 1, 2021, we entered into a tax sharing agreement with Liberty Media governing the allocation of consolidated U.S. income tax liabilities and setting forth agreements with respect to other tax matters. The tax sharing agreement was negotiated and approved by a special committee of our board of directors, all of whom are independent and disinterested (the “Special Committee”).

On November 1, 2021, we entered into an agreement (the “Section 253 Agreement”) with Liberty Media whereby Liberty Media agreed not to effect any merger with us pursuant to Section 253 of the General Corporation Law of the State of Delaware (or any successor to such statute) without obtaining the prior approval of the Special Committee (or any successor special committee of our independent and disinterested directors) and an agreement regarding certain tax matters relating to the Exchange. Each of these agreements was negotiated by the Special Committee with Liberty Media.

The foregoing descriptions of our agreements with Liberty Media are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01	Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Tax Sharing Agreement, dated as of February 1, 2021, between Sirius XM Holdings Inc. and Liberty Media Corporation (incorporated by reference to Exhibit 10.44 to Sirius XM Holdings Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020 (File No. 001-34295)).

10.2	Section 253 Agreement, made as of November 1, 2021, between Sirius XM Holdings Inc. and Liberty Media Corporation.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/	Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: November 4, 2021

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